UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 26, 2010
MICHAEL BAKER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania
(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive
Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Michael Baker Corporation (“Michael Baker”) held its annual meeting of shareholders (the “Annual Meeting”) on May 26, 2010. The shareholders considered four proposals, each of which is described in Michael Baker’s definitive proxy statement dated April 16, 2010 (the “Proxy Statement”) and filed with the Securities and Exchange Commission. The final results of votes with respect to the proposals submitted at the Annual Meeting are set forth below.
Proposal 1. Election of nine directors to Michael Baker’s Board of Directors to serve a new term ending in 2011:

	FOR	WITHHELD
Robert N. Bontempo, Ph.D.	3,729,729	3,976,393
Nicholas P. Constantakis, C.P.A.	3,766,636	3,939,486
General (Ret.) Robert H. Foglesong	3,859,335	3,846,787
Mark E. Kaplan, C.P.A.	3,884,505	3,821,617
Bradley L. Mallory	4,005,637	3,700,485
John E. Murray, Jr., S.J.D.	3,575,528	4,130,594
Pamela S. Pierce	3,677,429	4,028,693
Richard L. Shaw	3,772,404	3,933,718
David N. Wormley, Ph.D.	4,006,637	3,699,485
Broker Non-Votes: 581,345
As more fully described in the Proxy Statement, the nine director nominees who receive the greatest number of votes cast will be elected to fill the open seats on the Board of Directors. As a result, all of the foregoing candidates were elected to serve terms ending in 2011.
Michael Baker believes the large number of votes withheld for each of the director nominees is a result of the proxy analysis issued by RiskMetrics Group Governance Services dated May 14, 2010. The proxy analysis recommended a “Withhold” vote for each of the director nominees as a result of Michael Baker’s decision to extend the Rights Agreement dated November 16, 1999, and amended November 5, 2009, by and between the American Stock Transfer and Trust Company, a New York corporation, and Michael Baker, without shareholder approval.
Proposal 2. Approval of Michael Baker’s Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN
7,490,986	139,208	75,928
Broker Non-Votes: 581,345
The foregoing proposal was approved.
Proposal 3. Approval of Michael Baker’s Long-Term Incentive Plan:

FOR	AGAINST	ABSTAIN
6,350,307	1,249,067	89,473
Broker Non-Votes: 598,620
The foregoing proposal was approved.

Proposal 4. Ratification of the selection of Deloitte & Touche LLP as Michael Baker’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
8,082,950	55,951	131,291
Broker Non-Votes: 17,275
The foregoing proposal was approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Bradley L. Mallory
Bradley L. Mallory
President and Chief Executive Officer

Date: May 28, 2010